UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 30, 2015

EPL OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

001-16179

(Commission File Number)

Delaware	72-1409562
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 Main Street, Suite 2626
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-351-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.  Entry into a Material Definitive Agreement

On November 30, 2015, EPL Oil & Gas, Inc. (the “Company”) and Energy XXI Gulf Coast, Inc. (“Gulf Coast”), the indirect wholly-owned subsidiaries of Energy XXI Ltd (“Energy XXI”), received written confirmation from the administrative agent under their Second Amended and Restated First Lien Credit Agreement (the “First Lien Credit Agreement”) that they had received signature pages from the required lenders under the First Lien Credit Agreement for the Twelfth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of November 30, 2015 (the “Amendment”). The Amendment also became effective as of such date based on satisfaction of the conditions to such effectiveness provided in the Amendment.

Under the Amendment, the following changes to the First Lien Credit Agreement were effective upon signing:

•	Modification of triggers that require the Company and its subsidiaries to provide guarantees of the indebtedness of Gulf Coast and its subsidiaries and grant liens on the assets of the Company and its subsidiaries to secure such guarantees. Under such modifications, such guarantees and security will be required upon the earlier of the Company’s retirement of its obligations in respect of its outstanding 8.25% notes due 2018 and amendments to covenant restrictions under such notes that eliminate restrictions on the ability of the Company and its subsidiaries to guarantee the indebtedness of Gulf Coast and its subsidiaries and grant liens on the assets of the Company and its subsidiaries to secure such guarantees (even if such notes have not been refinanced or defeased).

•	Suspending the secured debt leverage ratio covenant with respect to the Company and its subsidiaries to begin on the fiscal quarter ending March 31, 2017 rather than March 31, 2015.

•	Modifying the secured debt leverage covenant with respect to Gulf Coast and its subsidiaries to be 3.75:1.00 as of the end of each fiscal quarter beginning with the fiscal quarter ending September 30, 2015, and to increase to 4.75:1.00 starting March 31, 2016, to 5.25:1.00 starting June 30, 2016, and decreasing to 5.00:1.00 beginning June 30, 2017 and thereafter.

Pursuant to the terms of the Amendment, the lenders under the First Lien Credit Agreement also maintained the borrowing base for Gulf Coast at $500,000,000, of which such amount $150,000,000 is the borrowing base for the Company under the subfacility established for the Company under the First Lien Credit Agreement. These respective borrowing bases were set in accordance with the regular annual process for determination of the borrowing bases and the borrowing bases are to remain effective under the next redetermination thereof under the terms of the First Lien Credit Agreement.

A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	ITEM

10.1	Twelfth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of November 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPL OIL & GAS, INC.

Dated: November 30, 2015	By:	/s/ Rick Fox
Name: Rick Fox Title: Chief Financial Officer

Exhibit Index

EXHIBIT NO.	ITEM

10.1	Twelfth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of November 30, 2015